T. Rowe Price
Limited-Term Bond Portfolio
Semiannual Report

June 30, 1997

Dear Investor

The bond market fluctuated over the last six months as the economy accelerated sharply, then settled into a slower-growth pattern. Seeking to preempt a rise in inflation, the Federal Reserve raised the key federal funds target in March for the first time in two years. Interest rates rose through most of the half-year before retreating toward the end of the period when no clear evidence of rising inflation emerged.

MARKET ENVIRONMENT

The economy grew at a vigorous annualized rate of 4.9% in the first quarter of 1997, well above its average pace during the current six-year expansion. Consumers kept the cash registers ringing for such items as automobiles, major appliances, and furniture. With jobs being created at a rapid clip, the civilian unemployment rate dropped to 4.9% in the second quarter, its lowest level in more than two decades. Wishing to head off a potential rise in the inflation rate, the Federal Reserve acted to slow economic growth by lifting the federal funds target a quarter-point in March to 5.5%.

Interest Rate Levels chart

                  GNMA     5-Year Treasury   2-Yr Treasury
6/30/96            7.98          6.63            6.25
                   7.71          6.52            6.17
                   7.99          6.6             6.22
9/96               7.7           6.48            6.12
                   7.48          6.15            5.81
                   7.18          5.9             5.65
12/96                            7.6             6.12       5.84
                   7.56          6.36            6.03
                   7.56          6.31            6.01
3/97               7.91          6.66            6.36
                   7.66          6.62            6.33
                   7.68          6.6             6.29
6/30/97            7.43          6.31            6.01

As shown in the chart, the Fed's move capped a period of rising rates (and falling bond prices) that depressed bond market returns in the first three months of 1997. The climate changed quickly in the second quarter, however, when new data strongly suggested that inflation was under control. In particular, the employment cost index, arguably the best measure of total compensation because it includes both wages and benefits, continued to rise at an acceptable level of just under 3%. As the period closed, the economy displayed a nearly ideal combination of moderate growth and low inflation. Rates fell back, and bond market returns picked up.

PERFORMANCE AND STRATEGY REVIEW

The fund slightly lagged its competitor funds over the last six months, posting a modest return as income was partially offset by a $0.02 decline in share price. Over the 12 months ended June 30, the fund produced a solid return, outpacing its peer group largely as a result of its slightly higher yield.

Performance Comparison

Periods Ended 6/30/97       6 Months     12 Months
______________________________________________________________
___

Limited-Term Bond Portfolio     2.56%         6.48%

Lipper Variable Annuity
Underlying Short Intermediate
Investment-Grade
Debt Funds Average              2.64          6.10

At the time of our last report to you in December, we had moved the fund's effective duration to 2.8 years, a somewhat defensive stance given the late-1996 decline in interest rates. (Duration is a more accurate measure than maturity of a fund's price sensitivity to changes in interest rates. Shortening duration cushions declines in the fund's share price when interest rates rise.) This move proved appropriate as interest rates generally rose in the early part of the year but was insufficient to allow the fund to outperform its average peer. Rates have trended down since the end of March. However, given the continued risk of tightening by the Fed, duration was still a cautious 2.6 years as of June 30.

We maintained sizable allocations in corporate and mortgage-backed securities at the expense of lower-yielding U.S. Treasury obligations. Together with cash equivalents and asset-backed securities, corporates and mortgage-backed issues accounted for about 87% of fund assets. (See table following this letter.) We trimmed mortgages modestly after a first quarter rally decreased their yield advantage compared with Treasury issues. Nevertheless, we are still attracted to their combination of high credit quality and above-Treasury yields. Mortgages represented 25% of fund assets, an overweighting compared with the fund's Lipper peer group.

We continued to own a wide selection of high-quality corporate issues. Economic fundamentals are in excellent shape, and there are few clouds on the horizon to threaten corporate earnings. Overall, our corporate exposure (excluding cash equivalents) represented 57% of assets on June 30. We increased our holdings in numerous sectors, notably in finance and credit, media and communications, and consumer products, after issues became available at attractive prices. Conversely, we began to trim our position in asset-backed securities after strong performance boosted their prices.


Security Diversification

                                   Percent of     Percent of
                                   Net Assets     Net Assets
                                     12/31/96       6/30/97
______________________________________________________________
__________

Mortgages                                  29%           25%

U.S. Treasury Obligations                  21            12

Banking                                    10            11

Utilities                                   8             8

Industrial                                  8             7

Finance and Credit                          3             6

Transportation                              3             6

Commercial Paper                            5             5

Media and Communications                    -             4

Consumer Products                           2             4

Asset-Backed                                4             3

U.S. Government Agency                      1             3

Insurance                                   1             2

All Other                                   6             6

Other Assets Less Liabilities             - 1           - 2
______________________________________________________________
__________

Total                                     100%          100%

In light of our favorable outlook for the economy and corporate operating conditions, we increased our holdings in lower-tier investment-grade bonds and also purchased a handful of noninvestment-grade holdings, which have been performing well. Currently, 6% of the fund is in noninvestment-grade issues rated BB, whose high yields provide the fund with attractive income at a time when major credit problems are relatively unlikely. Nonetheless, the fund continued to maintain a high level of overall credit quality, with more than 75% of assets invested in issues rated A or higher.

OUTLOOK

Additional tightening of monetary policy is possible, but increasingly unlikely as long as the economy maintains its not-too-fast, not-too-slow pace. Although the absence of an inflation threat makes it easier for the Fed to take a hands-off approach, the central bankers remain wary of the potential inflationary impact of strong growth in consumer demand. If the economy picks up again in the third quarter, credit markets could be roiled by a higher federal funds rate, and other market interest rates may also inch upward.

Nonetheless, the prospects look good for continued moderate growth with inflation remaining under control. Bonds should do well in this environment.

Respectfully submitted,

Edward A. Wiese
President and
Chairman of the Investment Advisory Committee
July 31, 1997

Portfolio Highlights

Key Statistics

                                      Periods
                                        Ended
                                      6/30/97
________________________________________________________
Dividend Yield*

     6 months                            6.03%

     12 months                           6.04

Dividend Per Share

     6 months                       $    0.14

     12 months                           0.29

Change in Price Per Share

     6 months (from $4.93 to $4.91) $  - 0.02

     12 months (from $4.89 to $4.91)     0.02

Weighted Average Maturity (years)         3.6

Weighted Average Effective
     Duration (years)                     2.6
__________________________________________________________

*Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

Quality Diversification

                                   Percent of    Percent of
                                   Net Assets    Net Assets
                                     12/31/96       6/30/97
________________________________________________________________________

Quality Rating*

     AAA                                   55%           43%

     AA                                     6             7

     A                                     27            27

     BBB                                   12            17

     BB                                     -             6

     B                                      -             -
________________________________________________________________________

Weighted Average Quality                   AA           AA-
________________________________________________________________________

*Based on T. Rowe Price research.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison
as of 6/30/97



                                         Merrill Lynch
                       T. Rowe Price       1-5 Year
                       Limited-Term  Corporate/Government
                      Bond Portfolio      Bond Index
5/13/94                 $ 10,000          $ 10,000
6/94                      10,046            10,079
6/95                      10,814            10,975
6/96                      11,215            11,558
6/97                      11,941            12,349

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Limited-Term Bond Portfolio
Periods Ended 6/30/97

                                     Since        Inception
        1 Year      3 Years      Inception             Date
________________________________________________________________________
         6.48%        5.93%          5.83%          5/13/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio
(Unaudited)

             For a share outstanding throughout each period
        ___________________________________________________

                   6 Months        Year             5/13/94
                      Ended       Ended             through
                    6/30/97    12/31/96  12/31/95  12/31/94

NET ASSET VALUE

Beginning of period$   4.93   $    5.06 $    4.92 $    5.00

Investment activities
    Net investment
      income           0.14        0.29      0.33      0.21
    Net realized and
      unrealized gain
      (loss)          (0.02)      (0.13)     0.14     (0.08)

    Total from
      investment
      activities       0.12        0.16      0.47      0.13

Distributions
    Net investment
    income            (0.14)      (0.29)    (0.33)    (0.21)

NET ASSET VALUE

End of period      $   4.91   $    4.93 $    5.06 $    4.92
          _________________________________________________

Ratios/Supplemental Data

Total return          2.56%       3.26%     9.88%     2.62%

Ratio of expenses to
average net assets    0.70%!      0.70%     0.70%     0.70%!

Ratio of net investment
income to average
net assets            5.96%!      5.83%     6.60%     6.63%!

Portfolio turnover rate76.3%!     97.7%     73.7%    146.0%!

Net assets, end of
    period
    (in thousands) $ 15,859   $  12,312 $   3,966 $   2,081

!   Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
June 30, 1997 (Unaudited)

                                       Shares/Par     Value
                                               In thousands

CORPORATE BONDS AND NOTES  54.0%

Banking  11.4%

Banco Latinoamericano, (144a)
     6.97%, 10/16/00                   $    100   $     100

Bankers Trust of New York, Deb.
     9.50%, 6/14/00                         150         161

Barnett Banks, Sub. Notes
     8.50%, 3/1/99                           75          78

Chase Manhattan, Sub. Notes
     8.00%, 4/15/02                          35          35

First Hawaiian, Sub. Notes
     6.25%, 8/15/00                         100          98

First Union, Sub. Notes
     9.45%, 6/15/99                         100         105

First USA Bank, MTN
     7.00%, 8/20/01                         150         150

Firstar, Sub. Notes
     7.15%, 9/1/00                           15          15

HSBC Finance Nederland
  Sub. Gtd. Notes, (144a)
     7.40%, 4/15/03                          80          81

Kansallis Osake Pankki (New York)
  Sub. Notes
     10.00%, 5/1/02                         100         112

Keycorp, (144a)
     6.625%, 6/15/29                        175         179

Mercantile Safe Deposit & Trust
     6.53%, 7/3/00                          200         200

Midlantic, Deb.
     9.25%, 9/1/99                          100         105

National City Capital Trust, (144a)
     6.75%, 6/1/99                          150         151

Republic of New York, Deb.
     8.875%, 2/15/01                        110         118

Union Planters, Sub. Notes
     6.25%, 11/1/03                         135         129

                                                      1,817
Consumer Products  3.8%

Anheuser Busch, Deb.
     8.75%, 12/1/99                         100         105

Coca Cola Femsa
     8.95%, 11/1/06                         125         127

Grand Metropolitan Investment
  Gtd. Notes
     6.50%, 9/15/99                         100         100

Philip Morris
     7.25%, 9/15/01                    $    150   $     151

RJR Nabisco, MTN
     8.625%, 12/1/02                        120         124

                                                        607
Consumer Services  0.8%

Tenet Healthcare
  Sr. Sub. Notes
     8.625%, 1/15/07                        125         128
                                                        128
Energy  1.1%

MCN Financing, (144a)
     6.305%, 6/1/37                         175         175

                                                        175

Finance and Credit  6.0%

American Express Credit, Deb.
     8.50%, 6/15/99                         100         104

American General Finance
  Sr. Notes
     5.875%, 7/1/00                         125         122

Aristar, Sr. Notes
     7.875%, 2/15/99                         50          51

Contifinancial, Sr. Notes
     7.50%, 3/15/02                         150         150

Finova Capital, MTN
     5.98%, 2/27/01                         150         147

Fleet Mortgage
     6.50%, 9/15/99                         125         125

Heller Financial
     5.625%, 3/15/00                        100          98

Penske Truck Leasing, MTN
     6.65%, 11/1/00                         150         150
                                                        947

Industrials  7.1%

Alcan Aluminum Ltd., Deb.
     5.875%, 4/1/00                         130         128

Corning, Deb.
     8.75%, 7/15/99                         100         104

Cyprus Minerals, Deb.
     10.125%, 4/1/02                        150         169

Eaton Off Shore Ltd.
  Gtd. Notes
     9.00%, 2/15/01                         100         106

General Motors Acceptance
  Corporation, MTN
     6.625%, 4/24/00                        100         100

International Paper, Deb.
     9.70%, 3/15/00                    $    100   $     107

Lockheed, Deb.
     9.375%, 10/15/99                        15          16

Lockheed Martin, Gtd. Notes
     6.55%, 5/15/99                          85          85

Northrop Grumman
     8.625%, 10/15/04                       200         217

WMX Technologies
     7.125%, 6/15/01                        100         101

                                                      1,133

Insurance  2.2%

American Annuity Group
  Capital Trust, (144a)
     7.25%, 9/25/01                         145         146

Chubb, Deb.
     8.75%, 11/15/99                         75          77

USF&G, Sr. Notes
     7.00%, 5/15/98                         125         126

                                                        349

Investment Dealers  0.6%

Lehman Brothers, MTN
     6.75%, 5/24/99                         100         101

                                                        101
Media and Communications  4.4%

Lucent Technologies
     6.90%, 7/15/01                         100         101

NWCG Holdings
  Sr. Secured Disc. Notes
     Zero Coupon, 6/15/99                   150         132

TCI Communications, Sr. Notes
     8.65%, 9/15/04                         200         211

Time Warner, 7.95%, 2/1/00                  100         103

Viacom, Gtd. Notes
     6.75%, 1/15/03                         150         144

                                                        691

Petroleum  1.3%

Occidental Petroleum, MTN
     5.85%, 11/9/98                          25          25

PDV America
  Sr. Notes
     7.25%, 8/1/98                           75          75

     7.875%, 8/1/03                         100         101

                                                        201

Retail  1.8%

Dayton Hudson
     7.50%, 3/1/99                     $    100   $     102

Rite Aid, 6.70%, 12/15/01                    75          74

Sears Roebuck & Co., MTN
     8.23%, 5/4/99                          100         103

                                                        279

Transportation  5.7%

Burlington Northern
     7.40%, 5/15/99                          75          76

CSX, Deb., 9.50%, 8/1/00                    150         162

Delta Air Lines, Deb.
     9.875%, 5/15/00                        100         108

Federal Express
     6.25%, 4/15/98                          97          97

Norfolk Southern
     7.875%, 2/15/04                        170         178

Northwest Airlines, Gtd. Notes
     8.375%, 3/15/04                        150         151

Qantas Airways Ltd.
  Sr. Notes, (144a)
     7.50%, 6/30/03                          75          77

Union Pacific
     7.00%, 6/15/00                          50          50

                                                        899
Utilities  7.8%

Baltimore Gas & Electric
  1st Mtg. Notes
     8.40%, 10/15/99                        100         104

Cleveland Electric, (144a)
     7.19%, 7/1/00                          150         151

Consumers Energy
  1st Mtg. Bonds
     6.875%, 5/1/98                          15          15

Houston Lighting & Power
  MTN
     6.10%, 3/1/00                          125         124

Long Island Lighting
  Gen. Ref. Bonds
     9.75%, 5/1/21                          150         152

MCI Communications, Sr. Notes
     7.125%, 1/20/00                        100         101

Midamerican Energy, MTN
     6.50%, 12/15/01                        100          99

Orange & Rockland Utilities
  Deb., 6.14%, 3/1/00                  $     50   $      49

Pacific Gas & Electric
  1st Mtg. Bonds
     8.75%, 1/1/01                           50          53

Progress Capital Holdings
  MTN, (144a)
     6.88%, 8/1/01                          150         149

Public Service Electric & Gas
  1st Ref. Mtg. Bonds
     6.25%, 1/1/07                           75          70

System Energy Resources
  1st Mtg. Notes
     7.625%, 4/1/99                         175         178

                                                      1,245

Total Corporate Bonds and Notes
(Cost  $8,560)                                        8,572

ASSET-BACKED SECURITIES  3.5%

Auto-Backed  1.3%

Banc One Auto Grantor Trust
     6.27%, 11/20/03                        200         200

                                                        200
Home Equity Loans-Backed  0.6%

Access Financial Mortgage Loan Trust
     6.90%, 5/18/11                         100         100

                                                        100

Receivables-Backed  1.6%

Green Tree Financial
     8.35%, 3/15/20                         100         103

Harley Davidson Eaglemark
     6.35%, 10/15/02                         50          50

Yamaha Motor Master Trust
     6.20%, 5/15/03                         100          99

                                                        252

Total Asset-Backed Securities (Cost  $550)              552

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  24.7%

U.S. Government Agency Obligations  19.9%

Federal Home Loan Mortgage
  5 year balloon
     5.00%, 6/1/99                          103         101

     6.00%, 4/1/99                           35          35

  7 year balloon
     6.50%, 12/1/99                    $    264   $     265

     7.00%, 5/1/99                          134         135

  REMIC
     5.40%, 10/15/12                        200         198

     5.50%, 6/15/13                         250         249

     6.50%, 1/15/17                         200         201

     6.75%, 10/15/03                        250         250

     6.92%, 1/25/12                         120         120

     7.00%, 3/15/08                          69          70

Federal National Mortgage Assn.
     7.00%, 4/1/09                          456         457

     9.00%, 5/1/05                          539         552

  REMIC
     5.35%, 9/25/02                         250         248

     6.50%, 5/25/04                         240         241

     7.50%, 8/25/05                          40          40

                                                      3,162

U.S. Government Guaranteed Obligations  4.8%

Government National Mortgage Assn.
  I
     10.00%
        11/15/09 - 4/15/19                  116         128

  Midget, I
     6.50%, 5/15/09                         540         536

     10.00%
         11/15/00 - 2/15/01                  48          51

     10.50%
         4/15/98 - 6/15/99                   38          39

                                                        754

Total U.S. Government Mortgage-
Backed Securities (Cost  $3,899)                      3,916

U.S. GOVERNMENT OBLIGATIONS  14.9%

U.S. Government Agency Obligations  3.3%

Federal Home Loan Mortgage
     6.725%, 8/15/00                         30          30

Federal National Mortgage Assn.
     7.30%, 7/10/02                         250         250

  Deb., 6.15%, 12/14/01                     150         147

  MTN, 7.65%, 10/6/06                       100         100

                                                        527

U.S. Treasury Obligations  11.6%
U.S. Treasury Notes
     6.375%, 5/15/99                   $    400   $     402

     6.50%
        8/31/01 - 10/15/06                1,225       1,227

     6.875%, 3/31/00                        200         203

                                                      1,832

Total U.S. Government Obligations
(Cost  $2,349)                                        2,359

MUNICIPAL BONDS  0.1%

Taxable Municipal  0.1%

University of Miami, GO
     6.90%, 4/1/04                           25          25

Total Municipal Bonds (Cost  $25)                        25

WARRANTS  0.0%

President Casinos
  Warrants !*#                                1           0

Total Warrants (Cost  $1)                                 0

COMMERCIAL PAPER  4.7%

Investments in Commercial Paper
  through a Joint Account
     6.05 - 6.20%, 7/1/97                   740         740

Total Commercial Paper (Cost  $740)                     740

Total Investments in Securities
101.9% of Net Assets (Cost  $16,124)              $  16,164

Other Assets Less Liabilities                          (305)

NET ASSETS                                        $  15,859

Net Assets Consist of:

Accumulated net investment income -
 net of distributions                             $     (22)

Accumulated net realized gain/loss -
 net of distributions                                  (119)

Net unrealized gain (loss)                               40

Paid-in-capital applicable to 3,231,664
  shares of $0.0001 value capital stock par
  outstanding; 1,000,000,000 shares of the
  Corporation authorized                             15,960

NET ASSETS                                        $  15,859
                                                ___________

NET ASSET VALUE PER SHARE                         $    4.91
                                                ___________

      !   Private Placement
      *   Non-income producing
      #   Securities contain some restrictions as to public resale.
     GO   General Obligation
    MTN   Medium Term Note
  REMIC   Real Estate Mortgage Investment Conduit
     VR   Variable Rate
   144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at year-end amounts to 7.6% of net assets.

Statement of Operations

T. Rowe Price Limited-Term Bond Portfolio
(Unaudited)
In thousands

                                                 Six months
                                                      Ended
                                                    6/30/97

Investment Income

Income
Interest                                          $     432
Expenses
Investment management and administrative                 45

Net investment income                                   387

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                  (49)
Change in net unrealized gain or loss on securities      15

Net realized and unrealized gain (loss)                 (34)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $     353
                                                ___________


The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio
(Unaudited)
In thousands

                                     Six months        Year
                                          Ended       Ended
                                        6/30/97    12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income              $    387   $     477
    Net realized gain (loss)                (49)        (78)
    Change in net unrealized gain or loss    15         (29)

    Increase (decrease) in net assets
      from operations                       353         370

Distributions to shareholders
    Net investment income                  (387)       (477)

Capital share transactions*
    Shares sold                           6,703      15,053
    Distributions reinvested                385         477
    Shares redeemed                      (3,507)     (7,077)

    Increase (decrease) in net assets
      from capital share transactions     3,581       8,453

Net Assets

Increase (decrease) during period         3,547       8,346
Beginning of period                      12,312       3,966

End of period                          $ 15,859   $  12,312
                                   ________________________

*Share information
    Shares sold                           1,369       3,056
    Distributions reinvested                 79          97
    Shares redeemed                        (715)     (1,438)

    Increase (decrease) in shares outstanding733      1,715

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
June 30, 1997 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Warrants are valued at the last bid price.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $6,194,000 and $2,647,000, respectively, for the six months ended June 30, 1997. Purchases and sales of U.S. government securities aggregated $2,272,000 and $2,176,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has an unused realized capital loss carryforward for federal income tax purposes of $70,000, which expires in 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $16,124,000, and net unrealized gain aggregated $40,000, of which $83,000 related to appreciated investments and $43,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and
T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.70% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

100 East Pratt Street
Baltimore, Maryland 21202
This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.
T. Rowe Price Investment Services, Inc., Distributor

TRP656 (6/97)
K15-059  6/30/97